Exhibit 10.8

Power of Attorney

I, Zhang Kan, a Chinese citizen with Chinese Identification Card No. :***, and a holder of 25% of the entire registered capital in Shanghai Chu Bao Information Technology Co., Ltd. (“Chu Bao”) (“My Shareholding”), hereby irrevocably authorize Shanghai Chu Le Information Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Chu Bao; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Chu Bao’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Chu Bao.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Amended and Restated Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Amended and Restated Equity Pledge Agreement and Amended and Restated Exclusive Purchase Option Agreement to which the WFOE, Chu Bao and I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

Strictly Confidential

1

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Chu Bao.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Zhang Kan

By:	/s/ Zhang Kan

October 30, 2012

1

Power of Attorney

I, Zhu Haiyan, a Chinese citizen with Chinese Identification Card No.:***, and a holder of 18% of the entire registered capital in Shanghai Chu Bao Information Technology Co., Ltd. (“Chu Bao”) (“My Shareholding”), hereby irrevocably authorize Shanghai Chu Le Information Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Chu Bao; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Chu Bao’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Chu Bao.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Amended and Restated Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Amended and Restated Equity Pledge Agreement and Amended and Restated Exclusive Purchase Option Agreement to which the WFOE, Chu Bao and I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

1

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Chu Bao.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Zhu Haiyan

By:	/s/ Zhu Haiyan

October 30, 2012

2

Power of Attorney

I, Li Qiaoling, a Chinese citizen with Chinese Identification Card No.:***, and a holder of 21.94% of the entire registered capital in Shanghai Chu Bao Information Technology Co., Ltd. (“Chu Bao”) (“My Shareholding”), hereby irrevocably authorize Shanghai Chu Le Information Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Chu Bao; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Chu Bao’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Chu Bao.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Amended and Restated Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Amended and Restated Equity Pledge Agreement and Amended and Restated Exclusive Purchase Option Agreement to which the WFOE, Chu Bao and I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

1

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Chu Bao.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Li Qiaoling

By:	/s/ Li Qiaoling

October 30, 2012

2

Power of Attorney

I, Wang Jianliang, a Chinese citizen with Chinese Identification Card No.:***, and a holder of 21.94% of the entire registered capital in Shanghai Chu Bao Information Technology Co., Ltd. (“Chu Bao”) (“My Shareholding”), hereby irrevocably authorize Shanghai Chu Le Information Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Chu Bao; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Chu Bao’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Chu Bao.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Amended and Restated Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Amended and Restated Equity Pledge Agreement and Amended and Restated Exclusive Purchase Option Agreement to which the WFOE, Chu Bao and I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

1

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Chu Bao.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Wang Jialiang

By:	/s/ Wang Jialiang

October 30, 2012

2

Power of Attorney

I, Wang Jian, a Chinese citizen with Chinese Identification Card No.:***, and a holder of 13.12% of the entire registered capital in Shanghai Chu Bao Information Technology Co., Ltd. (“Chu Bao”) (“My Shareholding”), hereby irrevocably authorize Shanghai Chu Le Information Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Chu Bao; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Chu Bao’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Chu Bao.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Amended and Restated Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Amended and Restated Equity Pledge Agreement and Amended and Restated Exclusive Purchase Option Agreement to which the WFOE, Chu Bao and I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

1

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as 1 am a shareholder of Chu Bao.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Wang Jian

By:	/s/ Wang Jian

October 30, 2012

2